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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 17, 2000





                       MORGAN STANLEY ABS CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-64909                  13-3939229
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)                File Number)        Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                           10036
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  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4000
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter, the Company will incorporate by reference into the Company's registration statement (File No. 333-64909), the consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ended December 31, 1999, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of March 31, 2000, and for the periods ended March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2000 and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of June 30, 2000, and for the periods ended June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended June 30, 2000. Such financial statements will be referred to in the prospectus supplement dated August 17, 2000 relating to MSDWCC HELOC Trust 2000-1, HELOC Asset-Backed Notes, Series 2000-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.



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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.            Consent of PricewaterhouseCoopers LLP




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORGAN STANLEY ABS CAPITAL I INC.




                                     By:  /s/ James Fadel
                                        --------------------------------
                                        Name:  James Fadel
                                        Title: Vice President



Dated:  August 21, 2000


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Exhibit Index
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Exhibit                     Description                                Page
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23                          Consent of PricewaterhouseCoopers LLP




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                                  Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Morgan Stanley ABS Capital I Inc. relating to MSDWCC HELOC Trust 2000-1, of our report dated January 25, 2000, except for Note 18, as to which the date is March 14, 2000 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the capital "Experts".

                                        /s/PricewaterhouseCoopers LLP
                                        PricewaterhouseCoopers LLP

August 21, 2000